UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CERO	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of common stock	CEROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2024, CERo Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), held a special meeting with its stockholders (the “Special Meeting”) at 5:00 p.m. Eastern Time for the purposes of considering and voting upon the proposals below (the “Proposals”). As of the record date of March 20, 2024, there were a total of 14,706,692 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. There were 8,374,102 shares of Common Stock present at the Special Meeting in person or represented by proxy, or approximately 56.9% of the shares issued and outstanding and entitled to vote at the Special Meeting, representing a quorum. Capitalized terms used, but not defined herein, shall have the meaning set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2024.

Proposal 1.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2024 fiscal year.

FOR	ABSTAIN	AGAINST
8,321,662	7,562	44,878

Proposal 2.	To approve, subject to certain conditions, the issuance of the Common Stock, in accordance with Nasdaq Listing Rule 5635, upon (i) the conversion of the Company’s Series A convertible preferred stock, par value $0.0001 per share (“Series A Preferred Stock”), (ii) the conversion of the Company’s Series B convertible preferred stock, par value $0.0001 per share, (iii) the exercise of warrants to purchase Common Stock and (iv) the exercise of warrants to purchase 2,500 shares of Series A Preferred Stock and conversion of the underlying Series A Preferred Stock.

FOR	ABSTAIN	AGAINST
8,308,766	6,621	58,715

Proposal 3.	To approve, subject to certain conditions, the issuance of shares of Common Stock, in accordance with Nasdaq Listing Rule 5635, pursuant to the Committed Equity Financings (as defined in the Proxy Statement).

FOR	ABSTAIN	AGAINST
8,303,706	6,581	63,815

Proposal 4.	To approve an amendment to the Company’s 2024 Equity Incentive Plan (the “Plan”), as amended, amended to increase the number of shares of Common Stock available for issuance under the Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares.

FOR	ABSTAIN	AGAINST
8,234,447	5,614	134,041

Proposal 5 was not presented to the stockholders because the foregoing resolutions were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERO THERAPEUTICS HOLDINGS, INC.

	By:	/s/ Brian G. Atwood
	Name:	Brian G. Atwood
	Title:	Chief Executive Officer
Dated: May 1, 2024